UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 23, 2008

ST. BERNARD SOFTWARE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50813	20-0996152
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science
San Diego, California 92128
 (Address of Principal Executive Offices) (Zip Code)

(858) 676-2277
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 21, 2008, St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), entered into a Loan and Security Agreement (the “Loan Agreement”) and certain other loan documents with Partners for Growth II, L.P. (“PFG”), which became effective on July 23, 2008. Pursuant to the terms of the Loan Agreement, PFG provided St. Bernard with a revolving line of credit (the “Loan”) in the amount not to exceed the lesser of (a) $1,500,000 at any one time outstanding or (b) up to 30% of the amount of St. Bernard’s aggregate Eligible Billings (as defined in the Loan Agreement) over a rolling three month period calculated monthly.

The annual interest rate on the Loan is set at Prime Rate, quoted by Silicon Valley Bank as its Prime Rate from time to time, plus 3% (the “Applicable Rate”).  St. Bernard is required to maintain a minimum borrowing amount of at least $750,000 (the “Minimum Borrowing Amount”) or pay PFG a minimum interest amount (the “Minimum Interest Amount”) equal to $750,000, times the Applicable Rate, times the number of days (based on a 360-day year) from the date of such failure to maintain the Minimum Borrowing Amount to the Maturity Date (as defined in the Loan Agreement).  Pursuant to the terms of the Loan Agreement, St. Bernard paid PFG a one-time commitment fee of $30,000 and agreed to reimburse PFG for PFG’s reasonable attorneys’ fees in connection with the negotiation of the Loan Agreement.

Subject to the requirement to maintain the Minimum Borrowing Amount or pay the Minimum Interest Amount, St. Bernard may borrow, repay and reborrow from time to time until the Maturity Date. Proceeds of the initial loan amount will be used to pay all indebtedness owing to Agility Capital LLC, with the remaining amount to be used for working capital.

The Loan Agreement will terminate on July 20, 2010, on which date all principal, interest and other outstanding monetary obligations must be repaid to PFG. The obligations under the Loan Agreement are secured by a security interest in collateral comprised of substantially all of St. Bernard’s assets.

The Loan Agreement contains affirmative, negative and financial covenants customary for credit facilities of this type, including, among other things, limitations on indebtedness, liens, sales of assets, mergers, investments, and dividends.  The Loan Agreement also requires that St. Bernard maintain a Modified Net Income (as defined in the Loan Agreement) greater than zero. The Loan Agreement contains events of default customary for credit facilities of this type (with customary grace or cure periods, as applicable) and provides that upon the occurrence and during the continuance of an event of default, among other things, the interest rate on all borrowings will be increased, the payment of all borrowings may be accelerated, PFG’s commitments may be terminated and PFG shall be entitled to exercise all of its rights and remedies, including remedies against the collateral.

The full text of the Loan Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the execution of the Loan Agreement, St. Bernard issued a warrant to PFG on July 21, 2008 (the “Warrant”), which allows PFG to purchase up to 450,000 shares of St. Bernard common stock at an exercise price equal to $0.46 per share. The Warrant expires on July 20, 2013. The full text of the Warrant is attached as Exhibit 4.1 to this Current Report and is incorporated by reference herein.

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Pursuant to the Loan Agreement, the following agreements, among others, were also entered into by St. Bernard and PFG:

•	Warrant Purchase Agreement; and
•	Intellectual Property Security Agreement.

The foregoing does not constitute a complete summary of the terms of the Loan Agreement or the above-listed ancillary transaction documents, which are attached as Exhibits.  The descriptions of the terms of such agreements are qualified in their entirety by reference to such exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure requirement of this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the execution of the Loan Agreement, St. Bernard issued a warrant to PFG on July 21, 2008 (the “Warrant”) in consideration of the payment of $1,353 pursuant to the Warrant Purchase Agreement, dated as of July 21, 2008 by and between St. Bernard and PFG (the “Warrant Purchase Agreement”).  The Warrant allows PFG to purchase up to 450,000 shares of St. Bernard common stock at an exercise price equal to $0.46 per share. The Warrant expires on July 20, 2013.

The Warrant and the shares of common stock to be issued upon exercise of the Warrant have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities law and were sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. Neither the Warrant nor the shares of common stock issuable upon exercise of the Warrant may be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

The full text of the Warrant and the Warrant Purchase Agreement are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Warrant to purchase St. Bernard common stock dated July 21, 2008, issued to Partners for Growth II, L.P.
4.2	Warrant Purchase Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008
10.1	Loan And Security Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008
10.2	Intellectual Property Security Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Date: July 28, 2008	By:	/s/ Vincent Rossi
Vincent Rossi
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Warrant to purchase St. Bernard common stock dated July 21, 2008, issued to Partners for Growth II, L.P.
4.2	Warrant Purchase Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008
10.1	Loan And Security Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008
10.2	Intellectual Property Security Agreement between St. Bernard Software, Inc., and Partners for Growth II, L.P., dated July 21, 2008

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